UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 21, 2012

Auxilium Pharmaceuticals, Inc.

(Exact Name of Registrant Specified in Charter)

Delaware	000-50855	23-3016883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Valley Stream Parkway
Malvern, PA	19355
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (484) 321-5900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                                             Submission of Matters to a Vote of Security Holders.

On June 21, 2012, Auxilium Pharmaceuticals, Inc. (the “Company”) held its annual meeting of stockholders (the “Meeting”).  Proposals to be voted on by stockholders included:

1.               The election of seven directors to hold office until the Company’s 2013 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified;

2.               To approve the amendment and restatement of the Auxilium Pharmaceuticals, Inc. 2004 Equity Compensation Plan (the “Plan”) to increase the number of shares of Company common stock authorized for issuance under the Plan by 1,400,000 shares from 14,400,000 to 15,800,000 shares, to remove the sub-limit applicable to stock awards, stock units or other equity-based awards (other than stock appreciation rights), and to provide for fungible share counting for shares issued in respect of stock awards, stock units or other equity-based awards (other than stock appreciation rights);

3.               To ratify the selection by the Audit and Compliance Committee of the Board of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012;

4.               To approve, on an advisory basis, the compensation paid to our named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation discussion and analysis, the compensation tables and any related materials disclosed in the Proxy Statement for the Meeting;

5.               To approve an amendment to Section 2.9 of the Company’s bylaws to require any director nominee who receives, in an uncontested election, a greater number of votes “withheld” from and “against” his or her election than votes “for” such election to tender his or her resignation, the effectiveness of which shall be subject to acceptance by the Board.

There were 48,374,688 shares of common stock eligible to vote.  42,217,848 votes (87.27% of the outstanding shares) were cast.  The results for each of the proposals were as follows:

1.               Election of Directors to serve until the 2013 Annual Meeting of Stockholders or until their successors are elected and qualified:

NAME	FOR	WITHHELD	BROKER NON-VOTES
Rolf A. Classon	35,252,185	3,124,617	3,841,046
Adrian Adams	35,908,229	2,468,573	3,841,046
Peter C. Brandt	35,975,439	2,401,363	3,841,046
Oliver S. Fetzer, Ph.D.	35,274,548	3,102,254	3,841,046
Paul A. Friedman, M.D.	35,274,756	3,102,046	3,841,046
Nancy S. Lurker	33,981,113	4,395,689	3,841,046
William T. McKee	35,960,029	2,416,773	3,841,046

2.               Approve the amendment and restatement of the Auxilium Pharmaceuticals, Inc. 2004 Equity Compensation Plan (the “Plan”) to increase the number of shares of Company common stock authorized for issuance under the Plan by 1,400,000 shares from 14,400,000 to 15,800,000 shares, to remove the sub-limit applicable to stock awards, stock units or other equity-based awards (other than stock appreciation rights), and to provide for fungible share counting for shares issued in respect of stock awards, stock units or other equity-based awards (other than stock appreciation rights):

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
32,766,895	5,589,855	20,052	3,841,046

3.               Ratify the selection by the Audit and Compliance Committee of the Board of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012:

FOR	AGAINST	ABSTAIN
42,175,631	36,787	5,430

4.               Approve, on an advisory basis, the compensation paid to our named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation discussion and analysis, the compensation tables and any related materials disclosed in the Proxy Statement for the Meeting:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
32,470,663	5,901,349	4,790	3,841,046

5.               Approve an amendment to Section 2.9 of the Company’s bylaws to require any director nominee who receives, in an uncontested election, a greater number of votes “withheld” from and “against” his or her election than votes “for” such election to tender his or her resignation, the effectiveness of which shall be subject to acceptance by the Board:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
37,769,790	588,574	18,438	3,841,046

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUXILIUM PHARMACEUTICALS, INC.

Date: June 22, 2012	By:	/s/ Andrew I. Koven

Andrew I. Koven
Chief Administrative Officer and General Counsel